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                                                                     [Execution]


                         AMENDMENT TO PURCHASE AGREEMENT


                  This AMENDMENT TO PURCHASE AGREEMENT ("Amendment") is dated as of November 17, 2000 by and among WEDGE GROUP INCORPORATED ("WGI"), WGI TYLER, INC. ("WGI Sub"), CHICAGO BRIDGE & IRON COMPANY N.V. ("CB&I") and CB&I TYLER COMPANY ("CB&I Sub").

                              W I T N E S S E T H:

                  WHEREAS, WGI, WGI Sub, CB&I and CB&I Sub are parties to that certain Purchase Agreement dated as of July 30, 2000 relating to the purchase and sale of Howe-Baker International, Inc. (the "Purchase Agreement"); and

                  WHEREAS, the parties desire to amend (i) the form of Shareholder Agreement between First Reserve Fund VIII, L.P. ("First Reserve") and CB&I which is attached as Annex B to Exhibit A to the Purchase Agreement and
(ii) the form of Shareholder Agreement between WGI and CB&I which is attached as Exhibit A to the Purchase Agreement.

                  NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

I.       Defined Terms

                  Each capitalized term used herein but not otherwise defined herein shall have the meaning ascribed to such term in the Purchase Agreement.

II.      Amendment of Purchase Agreement

                  2.1 Section 2.01(a) of the form of Shareholder Agreement between First Reserve and CB&I attached as Annex B to Exhibit A to the Purchase Agreement is hereby amended in its entirety to read as follows:

                  "(a) acquire, offer to acquire, announce an intention to acquire, solicit an offer to sell or agree to acquire by purchase or otherwise, any Securities, except (i) as a result of a stock split, stock dividend or Recapitalization approved by the Supervisory Board, (ii) in connection with a Business Combination approved by the Supervisory Board, (iii) as funding for and contemporaneous with the acquisition by CB&I of certain assets of Pitt-Des Moines, Inc. ("PDM") relating to PDM's engineering and construction and water divisions, if, as a result of such transaction, (A) the total number of shares of Voting Securities beneficially owned (including as a



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                  member of a group, regardless of whether such beneficial
                  ownership is disclaimed) by (x) FRF and its Affiliates and Associates, (y) WEDGE Group Incorporated and its Affiliates and Associates and (z) any other Person acquiring Voting Securities in the PDM transaction, provided that such Person's Voting Securities will be deemed not to be so aggregated if such Person is neither an Affiliate or Associate of WEDGE Group Incorporated or FRF and provides to CB&I, at the time of purchase of such Voting Securities, written assurances that it has no arrangement, contract, understanding or relationship with FRF, WEDGE Group Incorporated or any of their respective Affiliates with respect to voting power or investment power (which shall include the meaning ascribed to such terms under Rule 13d-3(a) under the Exchange Act) with respect to any Voting Securities (in this regard, CB&I agrees to provide, in advance of the consummation of any sale of Voting Securities, notice to WEDGE Group Incorporated and FRF of the failure of any such Person to provide such assurance, so that neither WEDGE Group Incorporated or FRF are inadvertently prejudiced hereunder by such a sale), in the aggregate does not, after giving effect to such transaction, exceed 48.15% of the total number of shares of Voting Securities then outstanding and (B) the total number of shares of Voting Securities owned by FRF and its Affiliates and Associates does not, after giving effect to such transaction, exceed 30% of the total number of shares of Voting Securities then outstanding, (iv) if the PDM transaction referred to in clause (iii) immediately above shall not be consummated, up to an additional 253,000 shares of CB&I Stock (including any shares acquired between the execution of the First Reserve Deal and the execution of this Agreement) so long as the total number of Voting Securities beneficially owned (including as a member of a group, regardless of whether such beneficial ownership is disclaimed) by FRF and its Affiliates and Associates and WEDGE Group Incorporated and its Affiliates and Associates in the aggregate does not exceed 49.9% of the total number of shares of Voting Securities then outstanding, or (v) if, as a result of such acquisition of Voting Securities, FRF and its Affiliates and Associates would beneficially own (including as a member of a group, regardless of whether such beneficial ownership is disclaimed) in the aggregate no more than 10.1% of the total number of Voting Securities outstanding;"

                  2.2 Section 2.01 of (i) the form of Shareholder Agreement between WGI and CB&I attached as Exhibit A to the Purchase Agreement and (ii) the form of Shareholder Agreement between First Reserve and CB&I attached as Annex B to Exhibit A to the Purchase Agreement are each hereby amended to add the following sentence at the end of such Section 2.01:


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                  "Nothing in this Section 2.01 or in Section 4.02 is intended to disadvantage FRF or WGI from receiving securities or rights to acquire securities available to other shareholders on a pro rata basis in a Recapitalization or Business Combination, provided that FRF and WGI are in compliance with the intentions, provisions and restrictions of this Agreement."

III.     Effectiveness

                  Except as specifically provided herein, the Purchase Agreement shall otherwise remain unaltered and in full force and effect. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


                                             [signature page follows]





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         IN WITNESS WHEREOF, the undersigned parties have executed this
Amendment as of the date first written above.


                                             WEDGE GROUP INCORPORATED


                                             By:    /s/ Richard E. Blohm, Jr.
                                                --------------------------------

                                             Title:   Vice President
                                                   -----------------------------


                                                    WGI TYLER, INC.


                                             By:  /s/  Richard E. Blohm, Jr.
                                                --------------------------------

                                             Title:     Vice President
                                                   -----------------------------



                                             CHICAGO BRIDGE & IRON COMPANY N.V.

                                             BY: CHICAGO BRIDGE & IRON COMPANY
                                                 B.V., ITS MANAGING DIRECTOR


                                             By:        /s/  T.J. Wiggins
                                                --------------------------------

                                             Title:        Managing Director
                                                   -----------------------------


CONSENTED AND APPROVED:                      CB&I TYLER COMPANY
FIRST RESERVE FUND VIII, L.P.

By Its General Partner, First Reserve        By:         /s/ T.J. Wiggins
GP VIII, L.P.                                   --------------------------------
By Its General Partner, First
Reserve Corporation                          Title:     Vice President
                                                   -----------------------------


By:  /s/ Thomas R. Denison
Title:  Managing Director